                        PARK PLACE ENTERTAINMENT CORPORATION
                             CORPORATE SERVICES AGREEMENT

          THIS PARK PLACE ENTERTAINMENT CORPORATION CORPORATE SERVICES AGREEMENT (this "AGREEMENT"), dated December 31, 1998, is by and between HILTON HOTELS CORPORATION, a Delaware corporation ("HILTON"), and PARK PLACE ENTERTAINMENT CORPORATION, a Delaware corporation and wholly owned subsidiary of Hilton ("PARK PLACE").

                                       RECITALS

          WHEREAS, pursuant to a Distribution Agreement dated December 31, 1998 (the "DISTRIBUTION AGREEMENT") between Hilton and Park Place, Hilton and certain of its subsidiaries (the "RETAINED BUSINESS SUBSIDIARIES") will (i) contribute to Park Place and certain subsidiaries of Park Place that conduct gaming business all of the operations, assets and liabilities of Hilton and the Retained Business Subsidiaries comprising the gaming business and (ii) distribute all of the outstanding shares of Park Place's common stock to the holders of Hilton's common stock;

          WHEREAS, a condition of the closing of the transactions contemplated by the Distribution Agreement is that Park Place and Hilton enter into, among other things, a corporate services agreement with substantially the same terms and conditions set forth herein;

          WHEREAS, Hilton desires to retain Park Place as described herein, and Park Place desires to render services as described herein for a fee; and

          WHEREAS, the Board of Directors of each of Park Place and Hilton have determined that it is to the benefit and in the best interests of the respective parties and their stockholders to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the respective warranties, covenants and agreements set forth below, the parties agree as follows:

                                      AGREEMENT

          1.   DEFINITIONS.

          For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

          "ACCOUNTING PERIOD" shall be a one month period.

          "ACTION" shall mean any action, claim, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal.

          "CORPORATE SERVICES" shall mean the services described in Exhibit A.

          "DISTRIBUTION" means the distribution to the holders of Hilton's common stock of all the outstanding shares of Park Place's common stock.

          "DISTRIBUTION DATE" means the date on which the Distribution is effected.

          "INITIAL TERM" shall have the meaning set forth in Section 2.

          "LIABILITIES" shall mean any and all debts, liabilities and obligations, absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including all costs and expenses relating thereto, and including, without limitation, those debts, liabilities and obligations arising under any law, rule, regulation, Action, threatened Action, order or consent decree of any governmental entity or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

          "PRIME RATE" shall be the rate identified from time to time in the New York edition of the Wall Street Journal as being the prime rate of interest; should such rate be shown as a spread of rates, then the highest such rate shall be utilized.

          "RELATED AGREEMENTS" shall have the meaning described in the Distribution Agreement.

          Any capitalized terms defined in the Distribution Agreement and used herein shall have the meanings ascribed to them in the Distribution Agreement unless otherwise defined herein.

          2. TERM. The initial term of this Agreement (the "INITIAL TERM") shall commence on the Distribution Date and, unless earlier terminated pursuant to this Section 2, shall expire on the date that is 12 months immediately following the Distribution Date. After the Initial Term, unless earlier terminated pursuant to this Section 2, the parties may agree to renew the term of this Agreement for an extended period to be determined by the parties; PROVIDED, HOWEVER, that the term of this Agreement shall not extend past the date that is 18 months immediately following the Distribution Date. Notwithstanding the foregoing, (a) Hilton may terminate this Agreement or any of the services provided by Park Place hereunder at any time for any reason or no reason upon 30 days prior written notice to Park Place and (b) either party may at any time terminate this Agreement in the event of a material default (past the expiration of any applicable cure period provided herein) in accordance with the provisions of this Agreement; PROVIDED, HOWEVER, that the availability of such right of termination shall not prejudice such party's right under Section 9 hereof.

          3. SERVICES. Upon 30 days written request from Hilton, Park Place shall provide to Hilton, to the extent requested in such notice, the types of Corporate Services set forth in Exhibit A. As of the date of this Agreement, Hilton has requested Park Place to provide those services described on Exhibit
B. The scope of the services to be provided by Park Place hereunder shall be consistent with the scope of the services being provided by the Gaming Group to the Retained Business Group on the date the Merger Agreement is signed and shall not be expanded unless otherwise agreed to in writing by the parties hereto. Exhibit A and Exhibit B may be amended from time to time as the parties may mutually agree in writing.

          In the event that Park Place is required to retain, outside of the ordinary course of business, outside consultant/contractor assistance to perform any of the services hereunder, Park Place shall first obtain the written consent of Hilton to such retention (which consent may not be unreasonably withheld). Park Place shall not be held responsible for the performance of such consultant/contractor services and Hilton assumes the risk thereof.

          4. COOPERATION. Hilton will provide access to information and its employees necessary for Park Place to provide such Corporate Services. Hilton shall, in a timely manner, take all such actions as may be reasonably necessary or desirable in order to enable or assist Park Place to provide the Corporate Services, including, but not limited to, providing necessary information and specific written authorizations and consents, and Park Place shall be relieved of its obligations hereunder to the extent that Hilton's failure to take any such action renders performance by Park Place unlawful or impracticable.

          5. FEES AND PAYMENT. Hilton shall pay Park Place for services requested by and rendered to Hilton hereunder as follows:

               a. Fees for the Corporate Services for the Initial Term shall be based on the fair value of such services based on an arm's length negotiation between Hilton and Park Place. Fees for work performed by outside consultants/contractors retained by Park Place outside of the ordinary course of business shall be paid directly by Hilton and shall not include any mark-up or margins by Park Place.

               b. Park Place shall invoice Hilton once each month for the services performed during the prior month, other than services provided by consultants/contractors outside of the ordinary course of business, which services will be invoiced directly to Hilton by such consultants/contractors. Payment for all services hereunder, other than services provided by consultants/contractors outside of the ordinary course of business, shall be made by Hilton to Park Place within 30 days of receipt of invoice for payment (with appropriate supporting documentation for any out-of-pocket expenses). Payment for services performed by consultants/contractors outside of the ordinary course of business shall be made promptly by Hilton following Hilton's receipt of invoices for such services. Any payments not made by Hilton to Park Place when due shall bear interest, computed daily, from the date due to the date of payment based on the annual percentage rate equal to the Prime Rate, as the same may vary from time to time, plus two percentage points.

               c. If at any time during the term of the Agreement, Hilton moves its office location from 9336 Civic Center Drive, Beverly Hills, California, both the availability of certain services and their associated rates may be subject to change. If any additional services are provided by Park Place, other than as set forth in the Exhibits attached hereto, or if the scope or nature of the Corporate Services provided at any time under this Agreement change materially, the parties hereto will negotiate in good faith to set new fees based on the fair value of providing such additional or revised services.

               d. Fees for Corporate Services provided after the Initial Term, if any, shall be mutually agreed upon by the parties.

               e. The parties agree that in the event that any tax or assessment is required to be paid as a result of the provision of services hereunder, other than any income tax (for which the party incurring such expense shall be responsible), Hilton shall be solely responsible for the payment of such tax or assessment.

          6.   DUTY OF CARE.

               a. PARK PLACE'S OBLIGATIONS. All services provided and all obligations hereunder shall be administered in accordance with Park Place's standard policies, procedures and practices in effect as of the date hereof and as may be changed from time to time, or as otherwise specified in accordance with the terms hereof. In so doing, Park Place shall exercise the same care and skill as it exercises in performing like services for itself. In the event Park Place changes its policies, procedures or practices, the Corporate Services performed hereunder may be modified by Park Place to meet such revised policies, procedures and practices provided that Park Place gives Hilton prior written notice of such change and a reasonable opportunity for Hilton to adapt its operations to accommodate such changes or to reject such change. Hilton's decision whether or not to accept the proposed change must be made on or before the date Park Place implements such change, which date shall be specified in the notice given to Hilton. Hilton agrees to pay any charges (i) resulting from Park Place's need to maintain different versions of the same systems, procedures, technologies, or services and (ii) resulting from requirements of third party vendors. Notwithstanding anything to the contrary in this
     Section 6.a., Park Place's liability for the provision of services hereunder shall be strictly limited, as set forth in Section 9.

               b. HILTON'S OBLIGATIONS. Hilton shall adopt reasonable measures to limit its and Park Place's exposure with respect to any potential losses and damages, including, but not limited to, periodic examination and confirmation of results, provision for identification and correction of errors and omissions, preparation and storage of backup data, virus prevention, security, replacement of lost or mutilated documents, and reconstruction of data.

          7. LIAISON. Hilton shall appoint its Executive Vice President & Chief Financial Officer, Executive Vice President & General Counsel, Senior Vice President & Treasurer and Senior Vice President & Controller (the "HILTON REPRESENTATIVES") and Park Place shall appoint its Executive Vice President & Chief Financial Officer, Executive Vice President,Law & Corporate Affairs, & Secretary and Vice President & Controller (the "PARK PLACE REPRESENTATIVES," and together with the Hilton Representatives, the "REPRESENTATIVES") to facilitate communications and performance under this Agreement. Each party may treat an act of a Representative of the other party as being authorized by such other party without inquiring or ascertaining whether such Representative had authority to so act. Each party shall have the right at any time and from time to time to replace any of its Representatives by giving prior notice in writing to the other party setting forth the name of (i) each Representative to be replaced and (ii) the replacement, and certifying that the replacement Representative is authorized to act for the party giving the notice in all matters relating to this Agreement.

          8.   CONFIDENTIALITY.

               a. Park Place and Hilton agree that all information regarding the Corporate Services provided hereunder (the "CONFIDENTIAL INFORMATION"), including, but not limited to, price, methods of operation and software, shall be maintained in confidence and not be released to any third party for any reason whatsoever, excluding such parties' counsel, agents, auditors or lenders. However, a party may release the Confidential Information to a third party upon the prior approval of the other party (such approval not to be unreasonably withheld, conditioned or delayed), upon court order or as such party in good faith believes, based on the advice of counsel, is required by any rules, regulations or laws. Notwithstanding the previous sentence, in the event that a party becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any information, such party shall provide the other with prompt prior written notice of such requirement so that the other party may seek a protective order or other appropriate remedy to minimize disclosure of the Confidential Information. In the event that such protective order or other remedy is not obtained, or the other party approves the disclosure, the disclosing party agrees to furnish only that portion of the Confidential Information which the disclosing party in good faith believes, based on the advice of counsel, is legally required and to exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to such information. Each party shall cease use of all Confidential Information which any party has obtained from the other upon the expiration or earlier termination of this Agreement. The provisions of this Section 8 shall survive the expiration or earlier termination of this Agreement

               b. Any Hilton information or other information provided by Hilton to Park Place for use with the Corporate Services provided hereunder and identified in writing as confidential shall remain the exclusive and confidential property of Hilton. Park Place shall treat such information as confidential and will not disclose or otherwise make available any Hilton information to any person other than employees, consultants, or auditors of Park Place with a need-to-know or except as required by court order or as such party in good faith believes, based on the advice of counsel, is required by any rules, regulations or laws. Park Place will instruct its employees who have access to the Hilton information to keep the same confidential by using the same care and discretion that Park Place uses with respect to its own confidential property and trade secrets.

               c. Park Place will continue current security provisions regarding third parties' access to Hilton information. Park Place reserves the right to issue and change regulations and procedures from time to time to improve file security.

               d. Park Place will continue current precautions regarding the loss or alteration of Hilton information. Hilton will, to the extent it deems necessary, keep copies of all source documents delivered to Park Place and will maintain a procedure external to Park Place's systems for the reconstruction of lost or altered Hilton data.

               e. Park Place will, to the extent applicable, retain Hilton's information in accordance with and to the extent provided by Park Place's then prevailing records retention policies and practices for similar activities. Park Place will, in conformity with its then prevailing records retention policies and practices, dispose of all Hilton information in any manner it deems appropriate unless Hilton, prior to such disposal, furnishes to Park Place written instructions for the disposition of such Hilton information, at Hilton's expense. At Hilton's request, Park Place will provide Hilton, in a standard Park Place format and at Park Place's then standard rates for such format, any and all Hilton information requested.

               f. Park Place's systems used to perform the Corporate Services provided hereunder are confidential and proprietary to Park Place or third parties. Hilton shall treat these systems and all related procedures as confidential and proprietary to Park Place or its third party vendors and shall be directly bound by and responsible for applicable license and other obligations. Hilton agrees that all software systems, procedures, and related materials provided to Hilton by Park Place for the purposes of this Agreement are for Hilton's interim, revocable internal use exclusively and only as related to the Corporate Services or any of the underlying systems used to provide Corporate Services hereunder. Hilton may not sell, transfer, assign, or otherwise use the Corporate Services provided hereunder, in whole or in part, for the benefit of any other party. Hilton shall not copy, modify, reverse engineer, or in any way alter these systems without Park Place's express written consent. Title to all software systems used in performing the Corporate Services provided hereunder shall remain in Park Place or its third party vendors.

          9.   WARRANTIES AND LIMITATIONS OF LIABILITY.

               a. PARK PLACE DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE CORPORATE SERVICES PROVIDED HEREUNDER. Park Place will use reasonable efforts to perform the Corporate Services provided hereunder in a professional and workmanlike manner, but the results of the Corporate Services are furnished "as is."

               b. Park Place shall have no liability to any third party in connection with the provision of the Corporate Services in any event, and no liability to Hilton except to the extent (i) the performance of such Corporate Services is in material breach of the standard of care specified in this Agreement or (ii) the performance of such Corporate Services is interrupted, delayed or otherwise not available, PROVIDED, HOWEVER, that in each case such liability shall be subject to Sections 9.e. and 13 hereof.

               c. Park Place's sole liability to Hilton for claims, notwithstanding the form of such claims (e.g. contract, negligence or otherwise), arising out of Section 9.b(i). above, shall be, at Hilton's discretion, to (i) promptly perform again the particular Corporate Service that was previously performed in breach of the standard of care specified in this

     Agreement, at no additional cost to Hilton or (ii) refund the portion of the fees attributable to the performance of the Corporate Service that was previously performed in breach of the standard of care specified in this Agreement.

               d. Park Place's sole liability to Hilton for claims, notwithstanding the form of such claims (e.g. contract, negligence or otherwise), arising out of Section 9.b(ii). above, shall be to use all reasonable efforts to make the Corporate Services available as promptly as reasonably practicable. Park Place will maintain the same back-up procedures for Hilton's information that Park Place has for its own similar information.

               e. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, (i) PARK PLACE SHALL NOT BE LIABLE FOR ANY ERRORS, OMISSIONS, DELAYS, OR LOSSES UNLESS CAUSED SOLELY BY ITS CRIMINAL CONDUCT, FRAUD, BAD FAITH OR GROSS NEGLIGENCE AND (ii) PARK PLACE SHALL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS OR OTHER ECONOMIC DAMAGES. HILTON AGREES THAT IN NO EVENT SHALL THE TOTAL AGGREGATE LIABILITY OF PARK PLACE FOR ANY AND ALL CLAIMS, LOSSES, OR DAMAGES ARISING UNDER THIS AGREEMENT AND FOR THE CORPORATE SERVICES PERFORMED HEREUNDER EXCEED THE VALUE OF HILTON'S PAYMENT FOR SAID SPECIFIC CORPORATE SERVICE IN DISPUTE OVER ONE ACCOUNTING PERIOD'S TIME.

               f. The foregoing provisions of this Section 9 set forth the full extent of Park Place's liability hereunder (monetary or otherwise) for any claim or action, regardless of the form in which any such claim or action may be asserted against Park Place (e.g. contract, negligence or otherwise).

               g. "Park Place" as used in this Section 9 includes all of Park Place's affiliates, subsidiaries, vendors, service providers, licensors, licensees and properties, and each of such entities' agents, officers, directors, agents, employees, guests, residents, invitees, permitees, heirs, executors, successors and assigns, related persons or entities (the "PARK PLACE INDEMNITEES").

          10. DEFAULT. If either party materially defaults hereunder, the non-defaulting party may terminate this Agreement effective immediately (subject to the cure periods set forth below) upon written notice to the defaulting party. The non-defaulting party shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs). The following events shall be deemed to be material defaults hereunder:

               a. Failure by any party to make any payment required to be made to the other hereunder or under an agreement related to the provision of Corporate Services, which failure is not remedied within 5 days after receipt of written notice thereof; or

               b. Except as otherwise provided herein, failure by any party substantially to perform in accordance with the terms and conditions of this Agreement or under an agreement related to the provision of Corporate Services, which failure is not remedied within 30 days after receipt of written notice from the other party specifying the nature of such default; or

               c.   (i) Filing of a voluntary bankruptcy petition by any party;
     (ii) filing of an involuntary bankruptcy petition against any party which is not withdrawn within 60 days after filing; (iii) assignment for the benefit of creditors made by any party; or (iv) appointment of a receiver for any party.

          11. LAWS AND GOVERNMENTAL REGULATIONS. Hilton shall be responsible for (a) compliance with all laws and governmental regulations affecting its business and (b) any use it may make of the Corporate Services to assist it in complying with such laws and governmental regulations. While Park Place shall not have any responsibility for Hilton's compliance with the laws and regulations referred to above, Park Place agrees to use reasonable efforts to cause the Corporate Services to be designed in such manner that they will be able to assist Hilton in complying with its applicable legal and regulatory responsibilities as related to the Corporate Services. In no event, however, will Hilton rely solely on its use of the Corporate Services in complying with any laws and governmental regulations.

          12.  INDEMNIFICATION.

               a. Hilton shall indemnify, defend and hold harmless each Park Place Indemnitee from and against any and all losses, Liabilities, damages and expenses (including, without limitation, the reasonable costs and expenses of investigation and reasonable attorneys' fees and expenses in connection with any or all such investigations or any and all Actions, or threatened Actions) (collectively, "LOSSES") incurred or suffered by such Park Place Indemnitee either (i) as the result of any claim made against such Park Place Indemnitee by any third party arising out of such Park Place Indemnitee's provision of the Corporate Services or (ii) arising out of Hilton's negligence or malfeasance in connection with its use of the Corporate Services.

               b. The parties hereto are also subject to indemnification provisions in the Distribution Agreement. The indemnification provisions set forth herein are intended to supplement, but not to replace, the indemnification provisions in the Distribution Agreement. To the extent the indemnification provisions set forth herein conflict with those set forth in the Distribution Agreement, those provisions that provide the greatest benefits to the indemnified party shall control.

          13. FORCE MAJEURE. Hilton and Park Place shall incur no liability to each other due to a failure to perform under the terms and conditions of this Agreement resulting from fire, flood, war, strike, lock-out work stoppage or slow-down, labor disturbances, power failure, major equipment breakdowns, construction delays, accident, riots, acts of God, acts of United States' enemies, laws, orders or at the insistence or result of any governmental authority or any other event beyond each other's reasonable control. In addition, Park Place shall not be liable or deemed to be in default for any delay or failure to perform hereunder resulting, directly or indirectly, from any cause beyond Park Place's reasonable control, including limitations upon the availability of communications facilities or failures of Hilton or other communications equipment or failure of Hilton to prepare data properly for use in the Corporate Services.

          14. RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship of buyer and seller.

          15. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          16. SPECIFIC PERFORMANCE. The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable laws, each party waives any objection to the imposition of such relief.

          17   HEADINGS; REFERENCES.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Sections" or "Exhibits" shall be deemed to be references to Sections hereof or Exhibits hereto unless otherwise indicated.

          18   SEVERABILITY; ENFORCEMENT.  The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any covenant hereunder is too extensive in any respect to permit enforcement of such covenant to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such covenant to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such covenant.

          19   NOTICES.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (a)  if to Hilton, to

                       Hilton Hotels Corporation
                       9336 Civic Center Drive
                       Beverly Hills, CA 90210
                       Attn: Executive Vice President & General Counsel and Executive Vice President & Chief Financial Officer
                       Telecopy:   310-205-7677 and
                                   310-205-4327

                       with a copy to:

                       Latham & Watkins
                       1001 Pennsylvania Ave., N.W.
                       Suite 1300
                       Washington, D.C. 20004-2505
                       Attn: Bruce Rosenblum, Esq.
                       Telecopy: 202-637-2201

               (b)  if to Park Place, to

                       Park Place Entertainment Corporation
                       3930 Howard Hughes Parkway
                       4th Floor
                       Las Vegas, Nevada 89109
                       Attn: Executive Vice President & Chief Financial Officer and Executive Vice President,Law & Corporate Affairs, & Secretary
                       Telecopy:   702-699-5190 and
                       702-699-5179

                       with a copy to:

                       Sills Cummis Zuckerman
                       Radin Tischman Epstein & Gross
                       One Riverfront Plaza
                       Newark, NJ  07102
                       Attn:  Michael Tischman, Esq.
                       Telecopy:  973-643-6500

          20. FURTHER ACTION. Hilton and Park Place each shall cooperate in good faith and take such steps and execute such papers as may be reasonably requested by the other party to implement the terms and provisions of this Agreement.

          21. WAIVER. Hilton and Park Place each agree that the waiver of any default under any term or condition of this Agreement shall not constitute any waiver of any subsequent default or rights herein or nullify the effectiveness of that term or condition. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

          22. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable conflicts of law.

          23. ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement, including the Exhibits hereto, and the Distribution Agreement (including any Ancillary Agreements, as such term is defined in the Distribution Agreement) and including the Schedules and Exhibits thereto, constitute the entire understanding between the parties, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter covered by said agreements. To the extent that the terms of this Agreement and similar terms of the Distribution Agreement or any Ancillary Agreement are in conflict, the interpretation given to the conflicting terms of the Distribution Agreement shall govern the interpretation and performance of this Agreement. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          24. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          25. ARBITRATION. The parties hereto agree that any dispute, controversy or disagreement between the parties related to the obligations of the parties under this Agreement in respect of which resolution cannot be reached shall be submitted for mediation and final and binding arbitration in accordance with Section 9.14 of the Distribution Agreement, including Section 9.14(c) thereof regarding the parties' ability to seek specific performance or injunctive relief thereof, and including the attorneys' fees provisions referred to therein.

          26. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                              [SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, Park Place and Hilton have caused this Agreement to be signed by their duly authorized officers as of the date first above written.

                                             PARK PLACE ENTERTAINMENT
                                             CORPORATION,
                                             a Delaware corporation



                                             By: /s/ Scott A. LaPorta
                                                 -------------------------------
                                             Name:  Scott A. LaPorta
                                             Title: Executive Vice President and
                                                    Chief Financial Officer



                                             HILTON HOTELS CORPORATION,
                                             a Delaware corporation

                                             By: /s/ Thomas E. Gallagher
                                                 -------------------------------
                                             Name:  Thomas E. Gallagher
                                             Title: Executive Vice President and
                                                    General Counsel



                                         S-1